Agenda

Agenda

Management Introductions

Agenda

Agenda

Agenda

Election of Directors

Voting Rules

Agenda

Agenda

Agenda

Safe Harbor

When Last We Met 124 Days Ago

Status On The Turnaround

Strategies

Krispy Kreme Has Advanced Key Initiatives

Krispy Kreme Has Advanced Key Initiatives

Krispy Kreme Has Advanced Key Initiatives

Krispy Kreme Has Advanced Key Initiatives

Krispy Kreme Has Advanced Key Initiatives

Director Nominees

New General Counsel & Chief Financial Officer

Krispy Kreme Growth Group

Financial Reporting

Q1 Results

Challenges We Still Face

Vision

Goals

Building Blocks

Strategies

Klean Up Past Issues and Keep Klean

Strategies

Run Great Krispy Kreme Shops

Improve Shop Margins

Run Great Krispy Kreme Shops

Run Great Krispy Kreme Shops

Run Great Krispy Kreme Shops

Run Great Krispy Kreme Shops

Run Great Krispy Kreme Shops & Routes

Run Great Krispy Kreme Shops

Strategies

Ignite Innovation & Growth

Ignite Innovation & Growth

Ignite Innovation & Growth

Ignite Innovation & Growth

Ignite Innovation & Growth

Ignite Innovation & Growth

Ignite Innovation & Growth

Ignite Innovation & Growth

Ignite Innovation & Growth

Ignite Innovation & Growth

Ignite Innovation & Growth

Ignite Innovation & Growth

Ignite Innovation & Growth

Strategies

Save Money Everywhere

Save Money Everywhere

Strategies

Power the Organization

Strategies

You – The Shareholder

You – The Shareholder

Summary

Agenda

Questions

Agenda

Agenda

Annual Meeting of Shareholders

Monday, June 4, 2007

- Call to Order
- Chairman of the Board Remarks
- Management Introductions
- Director and Director Nominee Introductions
- Report on Notice of Meeting, Appointment of Inspector of Election and Quorum
- Election of Directors
- Approval of Amendments to 2000 Stock Incentive Plan
- Ratification of Appointment of Independent Registered Public Accounting Firm
- Report on the Company and its Business
- Question and Answer Period
- Report on Results of Voting
- Adjournment

- Call to Order
- Chairman of the Board Remarks
- **Management Introductions**
- Director and Director Nominee Introductions
- Report on Notice of Meeting, Appointment of Inspector of Election and Quorum
- Election of Directors
- Approval of Amendments to 2000 Stock Incentive Plan
- Ratification of Appointment of Independent Registered Public Accounting Firm
- Report on the Company and its Business
- Question and Answer Period
- Report on Results of Voting
- Adjournment

Krispy Kreme DOUGHNUTS

Management Team:

Doug Muir	Chief Financial Officer*
Jeff Jervik	U.S. Operations
Sandy Michel	General Counsel
Ken Hudson	Human Resources
Jeff Welch	International Ops. & Dev.
Brad Wall	Supply Chain
Stan Parker	Strategic Marketing
Steve Lineberger	Strategic Growth Initiatives
Mansour Tavangaran	Research & Development
Wesley Suttle	Secretary and Corp. Counsel

*Effective June 5, 2007

- Call to Order
- Chairman of the Board Remarks
- Management Introductions
- **Director and Director Nominee Introductions**
- Report on Notice of Meeting, Appointment of Inspector of Election and Quorum
- Election of Directors
- Approval of Amendments to 2000 Stock Incentive Plan
- Ratification of Appointment of Independent Registered Public Accounting Firm
- Report on the Company and its Business
- Question and Answer Period
- Report on Results of Voting
- Adjournment

- Call to Order
- Chairman of the Board Remarks
- Management Introductions
- Director and Director Nominee Introductions
- **Report on Notice of Meeting, Appointment of Inspector of Election and Quorum**
- Election of Directors
- Approval of Amendments to 2000 Stock Incentive Plan
- Ratification of Appointment of Independent Registered Public Accounting Firm
- Report on the Company and its Business
- Question and Answer Period
- Report on Results of Voting
- Adjournment

- Call to Order
- Chairman of the Board Remarks
- Management Introductions
- Director and Director Nominee Introductions
- Report on Notice of Meeting, Appointment of Inspector of Election and Quorum
- **Election of Directors**
- Approval of Amendments to 2000 Stock Incentive Plan
- Ratification of Appointment of Independent Registered Public Accounting Firm
- Report on the Company and its Business
- Question and Answer Period
- Report on Results of Voting
- Adjournment

Class	Nominee	Term to Expire
Class II	Daryl Brewster	2010
	Lynn Crump-Caine	2010
	Robert S. McCoy, Jr.	2010
Class III	Charles A. Blixt	2008
	C. Stephen Lynn	2008

- If any shareholder or proxy wishes to vote in person, please raise your hand at this time and a representative of the Inspector of Election or ushers will bring you a ballot.
- Shareholders who have already sent in proxies, and who do not wish to change their votes, do NOT need to vote by ballot today.
- If you are voting by proxy for someone else, and did not turn in your proxy at the registration desk, please hand it to one of the ushers at this time.

- Call to Order
- Chairman of the Board Remarks
- Management Introductions
- Director and Director Nominee Introductions
- Report on Notice of Meeting, Appointment of Inspector of Election and Quorum
- Election of Directors
- **Approval of Amendments to 2000 Stock Incentive Plan**
- Ratification of Appointment of Independent Registered Public Accounting Firm
- Report on the Company and its Business
- Question and Answer Period
- Report on Results of Voting
- Adjournment

- Call to Order
- Chairman of the Board Remarks
- Management Introductions
- Director and Director Nominee Introductions
- Report on Notice of Meeting, Appointment of Inspector of Election and Quorum
- Election of Directors
- Approval of Amendments to 2000 Stock Incentive Plan
- **Ratification of Appointment of Independent Registered Public Accounting Firm**
- Report on the Company and its Business
- Question and Answer Period
- Report on Results of Voting
- Adjournment

- Call to Order
- Chairman of the Board Remarks
- Management Introductions
- Director and Director Nominee Introductions
- Report on Notice of Meeting, Appointment of Inspector of Election and Quorum
- Election of Directors
- Approval of Amendments to 2000 Stock Incentive Plan
- Ratification of Appointment of Independent Registered Public Accounting Firm
- **Report on the Company and its Business**
- Question and Answer Period
- Report on Results of Voting
- Adjournment

Krispy Kreme DOUGHNUTS

Information contained in this presentation, other than historical information, may be considered forward-looking in nature and is subject to various risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on Krispy Kreme's operating results, performance or financial condition are our ability, and our dependence on the ability of our franchisees, to execute our and their business plans; our ability to implement our international growth strategy; the price and availability of raw materials needed to produce doughnut mixes and other ingredients; our relationships with wholesale customers; changes in customer preferences and perceptions; risks associated with competition; and other factors discussed in Krispy Kreme's Annual Report on Form 10-K for fiscal 2007 and other periodic reports filed with the Securities and Exchange Commission.

Krispy Kreme
DOUGHNUTS®

Driving Sustained Growth

- Delighted To Be at Krispy Kreme
- Disappointed by Past Issues
- Determined to Turn Around Krispy Kreme

- Issues We’ve Resolved
- Challenges We Still Face
- Plan For Sustained Growth

- Klean Up Past Issues and Keep Klean
- Run Great Krispy Kreme Shops
- Ignite Innovation & Growth
- Save Money Everywhere
- Power the Organization
- You – The Owners



Klean Up Past Issues:

- Settled Class Action and Partially Settled Derivative Litigation
- Reduced Long-Term Debt
- Remediating Material Weaknesses
- Filed Uniform Franchise Offering Circular (UFOC)
- Wrote Down Underperforming Assets

Run Great Krispy Kreme Shops:

- Executing Monthly News Program
- Continue to Stabilize Retail
- Continue to Grow C-Store
- Rolling Out Hospitality, Quality, Service and Cleanliness (HQSC) Program

Ignite Innovation and Growth:

- Opened 12 International Shops
- Final Stages of Small Retail Concept/Flexible Market Plans
- Rolled Out Summer Beverage Program

Save Money Everywhere:

- Implemented 1st Round of Strategic Sourcing
- Refinanced Debt Facility
- Advanced Cost Benchmarking Studies

Power The Organization:

- Announced New Director Nominees
- Appointed New Executives





Lynn Crump-Caine

- Currently, CEO, OutsideIn Consulting
- 30 year Career with McDonald's Corporation
- Former McDonald's EVP, Worldwide Operations and Systems

Steve Lynn

- Currently, Chairman, Cummings Inc.
- Former CEO, Shoney's Inc. and Sonic Corporation
- 30 year Career in the Restaurant Industry

Krispy Kreme DOUGHNUTS





Sandy Michel, General Counsel

- Former General Counsel for two NYSE listed Companies
- 25+ years of legal experience, including franchise operations

Doug Muir, Chief Financial Officer*

- 30 years in finance and accounting
- 13 years with NYSE listed companies

*Effective June 5, 2007



Steve Lineberger, SVP, Strategic Growth Initiatives

- Former Division CEO, Sara Lee Corporation
- 25 Years experience in Consumer Goods



Mansour Tavangaran, VP, Research & Development

- 22 years experience in Food & Beverage
- Food Service & Convenience Stores

Krispy Kreme DOUGHNUTS

- Announced Q4 FY07 Results on Time
- Held First Earnings Call in 28 Months
- Conducting 2nd Annual Meeting in Four Months
- Announced Q1 FY08 Results on Time
- Hosting Q1 FY08 Earnings Call at 4:30 p.m. Today

Krispy Kreme DOUGHNUTS

- Systemwide Sales -2.8%
  - Company Shop AWS +3.4%
- Reduced Professional Fees and G&A by $7M
- Narrowed Reported Loss vs Q4 FY'07
- Cash Positive

- Improve System Economics
  - Shop Margins
  - Cost Structure
- Re-set Underperforming U.S. Expansion Markets
- Build Domestic Growth Model
  - Small Retail Concept/Flexible Market Plans
  - Innovation ➡ Same Shop Sales

Sharing Sweet Smiles Worldwide

- Doughnuts & Complementary Products
- Franchise-Driven Growth
- More Disciplined Channel Strategies
  - Focus on Smaller Retail Units

Efficient Business System (Costs & Assets)

- Proprietary Mix
- Franchisee Royalties
- Company Shops

		FY'07	3+ Years
Sales	Systemwide AWS	$39.5M	↑
	% Complementary Items	10%	↑
	% Retail	~55%	↑
Shops	Total	395	500+
	SRC (< 2K Sq.Ft.)	~25%	↑
	Franchise	~75%	↑
Costs	Company Shop Margins	1%	10%
	G&A	9%	↓
Asset Base	Assets Deployed	$349M	↓
	Cash From Operating Activities	$22M	↑

For Sustained Growth

FY'07 Base

Klean Up Past Issues

Run Great Shops

Expand International

New Products & News

New Retail Shops (USA)

Save Money Everywhere

For illustrative purposes

- Klean Up Past Issues and Keep Klean
- Run Great Krispy Kreme Shops
- Ignite Innovation & Growth
- Save Money Everywhere
- Power the Organization
- You – The Owners



Krispy Kreme DOUGHNUTS

- Remain Current in Financial Reporting
- Remediate Material Weaknesses
- Re-set Underperforming Company Markets
  - Refranchise (Filed UFOC)
  - Redevelop
  - Exit
- Improve Domestic Franchisee Results
  - Franchise Advisory Council (FAC)
  - Uniform Franchise Offering Circular (UFOC)
  - Expanded Franchisee Metrics and Incentive Plan

- Klean Up Past Issues and Keep Klean
- Run Great Krispy Kreme Shops
- Ignite Innovation & Growth
- Save Money Everywhere
- Power the Organization
- You – The Owners



Krispy Kreme DOUGHNUTS

- Shop Margins
- Same Shop Sales


General &
Administrative
Cost
Saving
Initiatives
Labor
Savings
Route
Profitability
Under-
performing
Shops
FY'07
Base
10% Margin by FY'10
For illustrative purposes

Revitalize Retail:

Get Consumers In!



BUY ANY DOZEN DOUGHNUTS AND GET A SECOND DOZEN ORIGINAL GLAZED FOR $.99
$.50 OFF ANY SIZE CHILLER!
New!
LEMON SPLASH
FEATURED KRISPY KREME CHILLER
AVAILABLE JUNE 3 - AUGUST 19
CHILLERS
FUND RAISING
CALL TOLL-FREE 1-866-570-5208 AND ASK US ABOUT OUR EASY AND PROFITABLE FUNDRAISING PROGRAMS



BUY ANY DOZEN DOUGHNUTS AND GET A DOZEN ORIGINAL GLAZED For 99¢
GET A MEDIUM COFFEE For 99¢ WITH ANY PURCHASE
NEW! KID'S PACK!
Tropicana 100% Juice
Apple Juice
Activity Book
ONE SPRINKLED DOUGHNUT • 6.75 OZ JUICE OR 8 OZ MILK • ONE FREE DK ACTIVITY BOOK
(A DIFFERENT DK BOOK EVERY MONTH!)
FUND RAISING
CALL TOLL-FREE 1-866-570-5208 AND ASK US ABOUT OUR EASY & PROFITABLE FUNDRAISING PROGRAMS

Krispy Kreme DOUGHNUTS

Revitalize Retail:
Trade Them Up!



KK
Krispy Kreme
DOUGHNUTS
COFFEE



DOUGHNUTS
EACH DOZEN
ORIGINAL GLAZED .75 5.39
ASSORTED VARIETIES .89 6.39
SPECIALTY (SHAPED & STAMPED) .99 6.99
*10¢ UPCHARGE PER SPECIALTY DOUGHNUT INCLUDED IN ASSORTED DOZEN
KID'S PACK (SPRINKLED DOUGHNUT, DRINK & ACTIVITY BOOK) 2.29
24 CT 48 CT
DOUGHNUT HOLES 3.79 5.99
SAVE $1 ON ANY 2nd DOZEN ORIGINAL GLAZED DOUGHNUTS
STRAWBERRIES & KREME

Krispy Kreme DOUGHNUTS

Revitalize Retail:

Get Them Back!


COMING SOON
JUNE
KRISPY KREME
CHILLERS!
(Starts June 3)
New!
FATHER'S DAY
DOUGHNUT
(Starts June 11)
New!
Happy
Father's
Day
Krispy Kreme


COMING SOON
JULY
STAR DOUGHNUTS
(Starts June 25)
MULTIGRAIN CAKE DOUGHNUTS
(Starts July 5)
New!
Krispy Kreme

Krispy Kreme DOUGHNUTS

Monthly News:

June


THINKING OF DAD?
Happy Father's Day
THINK KRISPY KREME!

July


MULTIGRAIN
CAKE DOUGHNUTS
New!

August


TAILGATE PACK!
ONE DOZEN FOOTBALL DOUGHNUTS
AND
ONE DOZEN ORIGINAL GLAZED
ADD A BREW BOX
AND SAVE!

September


LOOK WHO'S BACK
PUMPKIN SPICE CAKE DOUGHNUTS
ALSO AVAILABLE AS DOUGHNUT HOLES!

October


PUMPKIN SPICE CAKE AND
HALLOWEEN DOUGHNUTS
ALSO AVAILABLE AS DOUGHNUT HOLES!

November


SNOWMAN DOUGHNUTS!
New!
SNOWMAN DOUGHNUTS!



Hospitality, Quality, Service and Cleanliness (HQSC) Data
Complaints per 10,000 Transactions
Mystery Shopper Score
2.50
2.25
2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
90.50
90.00
89.50
89.00
88.50
88.00
87.50
87.00
86.50
86.00
85.50
Q1 FY07
Q1 FY08
FY08
FY09
FY10
Q1 FY07 & Q1 FY08 Actual, FY09 - FY10 Projected *
Complaints per 10,000 Transactions
Mystery Shopper Score

Key in on the areas that drive significant revenue

- Easy to get in and out within 5 minutes
- Extremely friendly sales people
- Very clean and hygienic surroundings

Lever C-Store Strength


Krispy Kreme
DELIVERED FRESH DAILY
EAT Krispy Kreme DOUGHNUTS


Honey Bun
Honey Bun

More Doors

- HQSC to the Case
- Recently approved Doors
- C-store Solution Program

Raise Average per Door

- Add packaged product
- Expand Hispanic products- Sugar Ring and Dulce de Leche
- Test PM Day Part Products

- Klean Up Past Issues and Keep Klean
- Run Great Krispy Kreme Shops
- Ignite Innovation & Growth
- Save Money Everywhere
- Power the Organization
- You – The Owners



Krispy Kreme DOUGHNUTS

- International Expansion
- Domestic Small Retail Concepts
  - Flexible Market Plans
- Product News

Continue International Expansion

Systemwide Store Breakdown


32%
International
68%
Domestic

International Sales Increase

+ 87 % increase


Q1 FY07
Q1 FY08

129 International Krispy Kreme Shops



NORTH AMERICA
EUROPE
ASIA
AFRICA
SOUTH AMERICA
AUSTRALIA

● Phase I ● Phase 2 ● Phase 3

Continue International Expansion

- Utilize International Franchise Model
  - Well-Capitalized Proven Operators
  - Generally Shared Infrastructure
- Focus on Operating vs. Just Opening
  - Small Retail Concepts
  - Flexible Market Plans
- Important Learning for U.S. Operations
- International Products and Promotions

New International Doughnut Varieties


NEW
쿠키 크런치 도넛
Kookie Krunch Doughnuts
Krispy Kreme
DOUGHNUTS

Korea


STRAWBERRY ANGEL
草莓天使
Krispy Kreme
DOUGHNUTS

Hong Kong


Easter Featured Doughnut
CHOCOLATE
DREAMCAKE
Choc, Choc
& More Choc!
Krispy Kreme
DOUGHNUTS

United Kingdom

International Monthly News

February


DOUBLE BERRY
HEART
SEASONAL DOUGHNUT
NEW!
ダブルベリー♥ハート
ストロベリーコーティング＆ブルーベリーフィリング
¥170

Japan
(Valentine's)

March


NEW! EGG-SHAPED
DOUGHNUTS

Philippines
(Easter)

May


TO MOTHER
WITH LOVE
快樂母親節
AVAILABLE BETWEEN 4-13 MAY
$12 EACH
$60 SHARE 6

Hong Kong
(Mother's Day)

New International Beverage Varieties


IT'S A NEW TASTE SENSATION!
Cold and Refreshing!
GREEN APPLE MOJITO Freeze
STRAWBERRY PASSION Freeze
Krispy Kreme DOUGHNUTS

Italian Sodas
(Indonesia, Korea, UK, Kuwait, Philippines)


COOL SUMMER Crush!
Try a delicious Frozen Blend to quench your thirst!
MANGO NEW
Krispy Kreme DOUGHNUTS

Chillers
(Most Markets)


IT'S A NEW TASTE SENSATION !
BANANA & CHAI TEA LATTE
Krispy Kreme DOUGHNUTS
SINCE 1937

Flavoured Espressos
(Most Markets)

Krispy Kreme DOUGHNUTS

Small Retail Concepts


DOUGHNUTS & COFFEE

Small Factory Store – Korea


Krispy Kreme

Hot Shop – Mexico


DOUGHNUTS & COFFEE

Fresh Shop – UK


Krispy Kreme

Kiosk– Australia

Flexible Market Plans

- International Learning
- SRC Designs
  - Back of the House
  - Front of the House
- Market Planning
- Economics





Small Retail Concepts

	Small Factory	Hot Shop	Fresh Shop	Kiosk
Current				
International:				
Number of shops	22	24	29	19
Average Size (in Sq.Ft.)	1300	850	500	200
Domestic:				
Number of shops	1	16	17	1
Average Size (in Sq.Ft.)	2000	1500	900	848
Sales/Investment Ratio	1.1 ↑	1.5 ↑	2.0 ↑	2.0 ↑

- Product News
  - Complementary Products
  - Marketing & Messaging

Complementary Products


New!
KREMEY
Krispy Kreme
CHILLERS
FRUITY


KK
Krispy Kreme
DOUGHNUTS
COFFEE


New!
Krispy Kreme
ICE KREME
Krispy Kreme
DOUGHNUTS

Chillers
- New/Improved Program
- Q2 Launch Systemwide
- Fruity and Kremey Blends

Coffee
- Simplified Program
- New Combos
- Improved Merchandising (Q3)

Ice Kreme (Test)
- Company, Franchise
- Beginning Q2
- Doughnut Sundaes, Shakes, Cones & Cups

Marketing and Messaging



- 70th Anniversary Celebration
- Restoring Local Shop Marketing
- Testing Advertising
  - Retail Sales – Upper Single Digit Growth
  - Expanding into Additional Markets

Krispy Kreme DOUGHNUTS

Krispy Kreme

Television Advertising Campaign

"Think Krispy Kreme"

Television Commercial

#1

Television Commercial

#2

Television Commercial

#3

- Klean Up Past Issues and Keep Klean
- Run Great Krispy Kreme Shops
- Ignite Innovation & Growth
- Save Money Everywhere
- Power the Organization
- You – The Owners



- Completing Cost Benchmarking
- Only Two Things are Non-Negotiable
  - The Krispy Kreme Brand
  - Quality Products
- Focus on What We Do Best

Cost Categories	Current Rating	Actions To Improve
Cost of Goods	★★★★	Production Efficiency Supply Chain
Labor	★★	Labor Management Small Retail Concept
Shop Operating Expenses	★	10% Margin by FY10 Scale Buying
Supply Chain	★★★	Benchmarking Strategic Sourcing
G&A	★★	Professional Fees Scale Buying

- Klean Up Past Issues & Keep Klean
- Run Great Doughnut Shops
- Ignite Innovation & Growth
- Save Money Everywhere
- Power the Organization
- You – The Owners



Strengthen the Team

- Re-asserted Founder's Values – Consumers Are Our Lifeblood, Be 2nd to None
- Transitioned Key Roles – New Chief Financial Officer, New General Counsel
- Instituted Quarterly Commitments Process

Aligning Compensation with Shareholders

- Stock Ownership Guidelines
- Instituted Performance-Based Incentives

Building Organizational Capability

- Compliance – VP of Audit, Disclosure Committee
- Growth – VP of R&D, Chief Growth Officer
- Franchise Experience – New General Counsel, Board Of Directors

- Klean Up Past Issues & Keep Klean
- Run Great Doughnut Shops
- Ignite Innovation & Growth
- Save Money Everywhere
- Power the Organization
- You – The Owners



Commitment to Shareholders

Annual Meeting FY'07	√ June 2007
Timely Reporting	√ Quarterly Releases
Effective Controls and Processes	√ Implementing SOX Remediation
Appropriate Transparency	√ Quarterly Conference Calls

Long Standing Challenges We Still Face

	FY'08	FY'09	FY'10
• Improve System Economics			
– 10 Margin by FY10	Assess/Implement	Implement	√
– Cost Structure	Assess/Implement	√	
• Re-set Underperforming U.S. Expansion Markets	Assess/Implement	√	
• Build Domestic Growth Model			
– SRC/FMP	Develop/Expand	Expand	√
– Innovation	Test/Expand	Test/Expand	Test/Expand

Krispy Kreme DOUGHNUTS

- Making Progress
- Aware of the Challenges
- Determined to Turn Around Krispy Kreme
- And – Drive Sustained Growth

- Call to Order
- Chairman of the Board Remarks
- Management Introductions
- Director and Director Nominee Introductions
- Report on Notice of Meeting, Appointment of Inspector of Election and Quorum
- Election of Directors
- Approval of Amendments to 2000 Stock Incentive Plan
- Ratification of Appointment of Independent Registered Public Accounting Firm
- Report on the Company and its Business
- Question and Answer Period
- Report on Results of Voting
- Adjournment

- Anyone who wishes to ask a question during the question and answer period should line up behind one of our microphone attendants located in the aisles.
- Once you are in line to ask a question, the microphone attendants will give you a card to fill out, so we can introduce you.
- On the card, please print your name, and state whether you are a shareholder or a proxy holder.
- If you are a proxy holder, you must also identify the shareholder whom you are representing at this Meeting.
- When your turn comes, hand the attendant the card. The attendant will then announce you.
- Again, as a courtesy to everyone present, each shareholder will be allowed up to two minutes to ask a question.
- Once you have asked your question and have received an answer, the next shareholder in line will be given a chance to address the meeting. If you have a follow-up question or a new question, please return to the end of the line.
- When everyone else has had a chance to speak, and if we still have time, you may have another turn at the microphone.

- Call to Order
- Chairman of the Board Remarks
- Management Introductions
- Director and Director Nominee Introductions
- Report on Notice of Meeting, Appointment of Inspector of Election and Quorum
- Election of Directors
- Approval of Amendments to 2000 Stock Incentive Plan
- Ratification of Appointment of Independent Registered Public Accounting Firm
- Report on the Company and its Business
- Question and Answer Period
- Report on Results of Voting
- Adjournment

- Call to Order
- Chairman of the Board Remarks
- Management Introductions
- Director and Director Nominee Introductions
- Report on Notice of Meeting, Appointment of Inspector of Election and Quorum
- Election of Directors
- Approval of Amendments to 2000 Stock Incentive Plan
- Ratification of Appointment of Independent Registered Public Accounting Firm
- Report on the Company and its Business
- Question and Answer Period
- Report on Results of Voting
- Adjournment

Krispy Kreme DOUGHNUTS